Filed under Rule 497(k)

Registration No. 002-83631

Registration No. 333-53589

VALIC Company I

Money Market I Fund

Supplement dated January 26, 2016 to the Summary Prospectus

dated October 1, 2015, as supplemented and amended to date

VALIC Company II

Money Market II Fund

Supplement dated January 26, 2016 to the Summary Prospectus

dated January 1, 2016, as supplemented and amended to date

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds that significantly changed the way certain money market funds will be required to operate. At an in-person meeting held on January 25-26, 2016, the Boards of Directors/Trustees of VALIC Company I and VALIC Company II considered the likely effects of the rule changes on the Money Market I Fund and the Money Market II Fund, respectively (the “Funds”), and approved a proposal by the Funds’ investment adviser, The Variable Annuity Life Insurance Company, to convert the Funds into government money market funds. The conversions, and the changes described in this supplement, will become effective on or about September 28, 2016.

In order to qualify as a government money market fund, each Fund must invest at least 99.5% of its total assets in government securities, cash, or repurchase agreements collateralized by government securities or cash. As a government money market fund, each Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

In connection with the conversions, the Money Market I Fund and the Money Market II Fund will also change their names to “Government Money Market I Fund” and “Government Money Market II Fund,” respectively. It is expected that the Funds will gradually allocate a larger percentage of their assets to government securities over time until each Fund reaches its new allocation on or about September 28, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it is anticipated that the Funds’ yield may decrease as more assets are invested in government securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.